U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 20, 2002.

                       COMMISSION FILE NUMBER: 333-30364

                              I T Technology, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                        98-0200077
        --------                                        ----------
 (State or jurisdiction of                      (I.R.S. Employer I.D. No.)
incorporation or organization)



                                34-36 Punt Road
                                  Windsor 3181
                         Melbourne, Victoria, Australia
                         ------------------------------
                    (Address of principal executive offices)


               Registrant's telephone number: (011) 613-9533-7800


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

           Not applicable

Item 2.    Acquisition or Disposition of Assets

           Not applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

           Not Applicable

Item 6.    Resignations of Registrant's Directors

           On February 20, 2002, Henry Herzog resigned as a director of the Registrant.

Item 7.    Financial Statements and Exhibits

        (a)   Financial Statements of Business Acquired.

                Not applicable.

        (b)   Pro forma Financial Information.

                Not applicable.

        (c)   Exhibits.

              Exhibit 17.3   Letter of Resignation of  Henry Herzog

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2002.

I.T. Technology, Inc.

/s/  Robert Petty
---------------------------
By: Robert Petty, Chief Executive Officer